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                                                                    EXHIBIT 99.2

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of PLX Technology, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rafael Torres, Chief Financial Officer of the Company, certify as of the date hereof, solely for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  The Report fully complies with the requirements of section
                           13(a) or 15(d), as applicable, of the Securities Exchange of 1934; and

                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

         Date: May 2, 2003

By:               /s/ Rafael Torres
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                  Rafael Torres
                  Chief Financial Officer